Exhibit 10 (bg)

                             ENDORSEMENT NO. 2



  Attaching to and forming part of the 100% QUOTA SHARE REINSURANCE AGREEMENT by and among the Reinsurer specifically identified on the signature page of this Agreement, ("Reinsurer"), STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, an insurance company organized under the laws of the State of Texas ("Company"), VAUGHN GENERAL AGENCY, INC., a corporation organized under the laws of the State of Texas ("General Agent") and AMEREICAN HALLMARK GENERAL AGENCY, INC., a corporation organized under the laws of the State of Texas ("Program Administrator").

  IT IS AGREED, effective 12:01 A.M., Central Standard Time on July 1, 1997 that ARTICLE XXX - PARTICIPATION, the first paragraph will read as follows and not as heretofore:

  This Agreement obligates the Reinsurer for 60.00% of the interests and liabilities set forth under this Agreement.

  ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

  IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates first above mentioned.



  DATED: June 22, 1998          STATE AND COUNTY MUTUAL FIRE
                                INSURANCE COMPANY


                                By:_______________________________


                                IT'S:____________________________________